Exhibit 99.1



                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                             }       CASE NUMBER
                                   }       02-10835
                                   }
The NewPower Company, et. al.      }       JUDGE        W. Homer Drake, Jr.
                                   }
DEBTORS                            }       CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                          FROM 12/31/06 To 1/31/2007

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                           Paul Ferdinands
                                           ---------------------------
                                           Attorney for Debtor

Debtor's Address                           Attorney's Address
and Phone Number                           and Phone Number

P.O. Box 17296                             191 Peachtree St.
Stamford, Ct 06907                         Atlanta, GA 30303
Tel: (203) 329-8412                        Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number: 02-10835                              Post Petition
                                                          Totals
For Period from December 31,2006 - January 31, 2007

Opening Cash Balance -12/31/06                     $         11,393

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                              21
---------------------------------------------------------------------
Total Inflows                                                    21
----------------------------------------------------------------------------------------------------------------------------------
                                                                   Distribution of Outflows
Outflows:                                                     NewPower            The NewPower
Post Petition:                                             Holdings, Inc.            Company
--------------                                             --------------            -------

Professionals - Bankruptcy                                       76                     76
Consulting Fees
Lockbox Fees                                                      0                      0
Supplies & Misc
Rent                                                              1                      1
Insurance
Utilities (Heat, Hydro, Phone, etc.)                              1                      1
Payroll (inlcuding tax payments & fees)                           7                      7
T&E Reimbursements
State Tax Payments
Distribution to Equity
----------------------------------------------------------------------------------------------------------------------------------
Total Outflows                                                   86                     86
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
Net Cash Flows                                                  (65)
---------------------------------------------------------------------

                                                 --------------------
Closing Cash Balance                               $         11,328
=================================================--------------------

Amount of Cash Balance in  Reserve for
Classes 8 -12                                                 4,588

                                                                  Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from December 31,2006 - January 31,2007
Amounts in $000's


Accounts Receivable at Petition Date:               $ 75,200


Beginning of Month Balance*  - Gross                $ 13,476 (per 12/31/06 G/L)
PLUS:  Current Month New Billings                          -
LESS:  Collections During the Month                        -
                                                -------------

End of Month Balance - Gross                        $ 13,476 (per 1/31/07 G/L)
Allowance for Doubtful Accounts                      (13,476)
                                                -------------

End of Month Balance - Net of Allowance                  $ -
                                                =============

                                          Note:  The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                                                AR Aging for Post Petition Receivables

                                                  Current     > 30 days    > 60 days      Total
                                                ----------------------------------------------------

                                                 $      -     $       -     $    111      $ 111

                                                                  Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from December 31,2006 - January 31,2007
Amounts in $000's


See attached System Generated A/P reports as of 1/31/2007 (Attachments 2A and
2B).


Beginning of Period Balance                         $ 162 (per 12/31/06 G/L)
PLUS:  New Indebtedness Incurred                      110
LESS:  Amounts Paid on A/P                           (109)
                                             -------------

End of Month Balance                                $ 163 (per 1/31/07 G/L)
                                             =============

                                                                                                                        Exhibit 2A

                                                       The New Power Company
                                                       Vendor Balance Detail
                                                      As of January 31, 2007


                                                 Type            Date                 Num                Amount        Balance
                                            ---------------   ------------   ----------------------   -------------   -----------
      Archivesone                                                                                                           0.00
                                            Bill               01/24/2007    Oct- Dec 2006                1,407.78      1,407.78
                                            Bill Pmt -Check    01/24/2007    200998                      -1,407.78          0.00
                                                                                                      -------------   -----------
      Total Archivesone                                                                                       0.00          0.00

      Arkadin, Inc.                                                                                                         0.00
                                            Bill               01/02/2007    1029344 Nov                     32.68         32.68
                                            Bill Pmt -Check    01/02/2007    200994                         -32.68          0.00
                                                                                                      -------------   -----------
      Total Arkadin, Inc.                                                                                     0.00          0.00

      AT&T                                                                                                                  0.00
                                            Bill               01/02/2007    2033298412082 Redo             524.80        524.80
                                            Bill Pmt -Check    01/02/2007    200991                        -524.80          0.00
                                            Bill               01/24/2007    2033298412082feb               128.05        128.05
                                            Bill Pmt -Check    01/24/2007    201004                        -128.05          0.00
                                                                                                      -------------   -----------
      Total AT&T                                                                                              0.00          0.00

      Glass Ratner Advisory Group                                                                                           0.00
                                            Bill               01/02/2007    Inv.10159                   31,207.50     31,207.50
                                            Bill Pmt -Check    01/02/2007    200996                     -31,207.50          0.00
                                                                                                      -------------   -----------
      Total Glass Ratner Advisory Group                                                                       0.00          0.00

      Kaster Moving Co. Inc.                                                                                                0.00
                                            Bill               01/24/2007    Dec                             82.50         82.50
                                            Bill Pmt -Check    01/24/2007    201005                         -82.50          0.00
                                                                                                      -------------   -----------
      Total Kaster Moving Co. Inc.                                                                            0.00          0.00

      King and Spalding                                                                                                     0.00
                                            Bill               01/02/2007    393959 Nov06                24,338.40     24,338.40
                                            Bill Pmt -Check    01/02/2007    200990                     -24,338.40          0.00
                                            Bill               01/24/2007    Dec398945                      724.00        724.00
                                            Bill Pmt -Check    01/24/2007    201000                        -724.00          0.00
                                                                                                      -------------   -----------
      Total King and Spalding                                                                                 0.00          0.00

      Mellon Investors Services, LLC                                                                                        0.00
                                            Bill               01/02/2007    258243 Nov                   1,336.86      1,336.86
                                            Bill Pmt -Check    01/02/2007    200992                      -1,336.86          0.00
                                                                                                      -------------   -----------
      Total Mellon Investors Services, LLC                                                                    0.00          0.00

      PACER Service Center                                                                                                  0.00
                                            Bill               01/24/2007    NP0222                          40.00         40.00
                                            Bill Pmt -Check    01/24/2007    201002                         -40.00          0.00
                                                                                                      -------------   -----------
      Total PACER Service Center                                                                              0.00          0.00

      Parker, Hudson, Rainer & Dobbs                                                                                        0.00
                                            Bill               01/24/2007    0 RTD thry Nov30 06         34,349.87     34,349.87
                                            Bill               01/24/2007    0 RTD  Nov. 2006            10,541.63     44,891.50
                                            Bill Pmt -Check    01/24/2007    201003                     -44,891.50          0.00
                                                                                                      -------------   -----------
      Total Parker, Hudson, Rainer & Dobbs                                                                    0.00          0.00

                                                                                                                       Page 1 of 2


                                                       The New Power Company
                                                       Vendor Balance Detail
                                                      As of January 31, 2007


      Pink Sheets LLC                                                                                                       0.00
                                            Bill               01/24/2007    182504                         288.00        288.00
                                            Bill Pmt -Check    01/24/2007    201001                        -288.00          0.00
                                                                                                      -------------   -----------
      Total Pink Sheets LLC                                                                                   0.00          0.00

      Poorman-Douglas Corporation                                                                                           0.00
                                            Bill               01/02/2007    Inv. 163649 Nov 06             400.90        400.90
                                            Bill Pmt -Check    01/02/2007    200989                        -400.90          0.00
                                            Bill               01/24/2007    164471 Dec                     458.68        458.68
                                            Bill Pmt -Check    01/24/2007    200999                        -458.68          0.00
                                                                                                      -------------   -----------
      Total Poorman-Douglas Corporation                                                                       0.00          0.00

      Shearman & Sterling, llp                                                                                              0.00
                                            Bill               01/02/2007    NPW50%2631334                1,308.09      1,308.09
                                            Bill Pmt -Check    01/02/2007    200995                      -1,308.09          0.00
                                                                                                      -------------   -----------
      Total Shearman & Sterling, llp                                                                          0.00          0.00

      Sidley Austin Brown & Wood                                                                                            0.00
                                            Bill               01/02/2007    TrueUp  AUg -Oct             2,652.86      2,652.86
                                            Bill Pmt -Check    01/02/2007    200993                      -2,652.86          0.00
                                                                                                      -------------   -----------
      Total Sidley Austin Brown & Wood                                                                        0.00          0.00
                                                                                                      -------------   -----------
TOTAL                                                                                                         0.00          0.00
                                                                                                      =============   ===========


                                                                                                        109,822.60

                                                                                                                       Page 2 of 2

                                                                    Exhibit 2B

                            The New Power Company
                             Unpaid Vendor Detail
                            As of January 31, 2007

                      Name                                Balance
        ---------------------------------              ---------------


        Franchise Tax Liability                            158,379.17
        Payroll Tax Liablility                               5,125.28
                                                       ---------------
                                                           163,504.45

                                                                  Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from December 31,2006 - January 31,2007
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date              $ 15,587


Inventory at Beginning of Period                     $ - (per 12/31/06 G/L)
PLUS:  Inventrory Purchased                            -
LESS:  Inventory Used or Sold                          -
                                             ------------

End of Month Balance                                 $ - (per 1/31/07 G/L)
                                             ============


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date                      $ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period                  $ -
Less:  Depreciation Expense                            -
Less:  Dispositions                                    -
Add:  Purchases                                        -
                                             ------------

Fixed Assets at End of Period                        $ -
                                             ============

                                                                  Attachment 4
                                                                  Page 1 of 16

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         1/01/2007-1/31/2007

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company Concentration Account
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance         $        441,091.54
Total Deposits            $          1,809.32
Total Payments            $         81,604.06
Closing Balance           $        361,296.80
Service Charges           $            263.32

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

                                                                  Attachment 4
                                                                  Page 2 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         1/01/2007-1/31/2007

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Money Market

Beginning Balance         $      6,464,507.51
Total Deposits            $         11,141.94 Interest Income
Total Payments            $          4,017.12 Payroll Taxes
Closing Balance           $      6,471,632.33
Service Charges           $               -

First Check issued this Period                               N/A
Last Check issued this Period                                N/A
Total # of checks issued this Period                         N/A

                                                                  Attachment 4
                                                                  Page 3 of 16

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         1/01/2007-1/31/2007

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company Reserve Account
Account Number:
Purpose of Account:       Reserve for Shareholder Distributions

Beginning Balance         $         4,579,778
Total Deposits            $             7,896
Total Payments
Closing Balance           $         4,587,674
Service Charges           $               -

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

January 2006 Interest     $         19,102.57
February 2006 Interest    $         17,263.46
March 2006 Interest       $         19,122.65
April 2006 Interest       $         27,821.49
May 2006 Interest         $         29,459.33
June 2006 Interest        $         28,533.24
July 2006 Interest        $         29,508.59
August 2006 Interest      $         29,533.65
September 2006 Interest   $         58,068.60
October2006Interest       $         60,103.67
November 2006 Interest    $         26,916.73
December 2006 Interest    $         10,788.28
January 2007 Interest     $          7,896.04
Interest Calculations:
                                                      First         2006
                                     Shares       Distribution   YE Balance
Lana Pai                            1,032,000      608,880.00     776,847
Enron Energy Services               8,650,400    5,103,736.00
Cortez Energy Services              5,000,000    2,950,000.00
McGarrett I,  LLC                   6,766,400    3,653,856.00
McGarrett II,  LLC                  8,458,200    4,567,428.00
McGarrett III, LLC                  2,791,800    1,507,572.00

Surfboards & Co.- warrants          5,404,800    2,918,592.00   3,795,907
EES Warrant Trust - warrants       24,117,800   13,023,612.00
Ari Benacerraf- options                10,000        5,400.00       7,024

                                               ----------------------------
                                   62,231,400   34,339,076.00   4,579,778

                                                                  Attachment 4
                                                                  Page 4 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         1/01/2007-1/31/2007

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                     $81,604.06
Total Payments                     $81,604.06
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                             200989
Last Check issued this Period                              201007
Total # of checks issued this Period                           19

                                                                  Attachment 4
                                                                  Page 5 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         1/01/2007-1/31/2007

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance                       $0.00
Total Deposits                         $13.06
Total Payments                         $13.06
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                 NA
Last Check issued this Period                                  NA
Total # of checks issued this Period                           NA

                                                                  Attachment 4
                                                                  Page 6 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         1/01/2007-1/31/2007

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 16



Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         1/01/2007-1/31/2007

Name of Bank:             First Union/ Wachovia
Branch:                   Herndon, VA  ABA # 051400549
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         1/01/2007-1/31/2007

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/ IBM Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges                         $0.00

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 9 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         1/01/2007-1/31/2007

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:       Payroll

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 10 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         1/01/2007-1/31/2007

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Enron Segregated A/C
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 11 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         1/01/2007-1/31/2007

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       CAN$ Operating A/C

Beginning Balance                       $0.00 CAN$
Total Deposits
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges                           $ -

First Check issued this Period                                 NA
Last Check issued this Period                                  NA
Total # of checks issued this Period                            0


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 12 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         1/01/2007-1/31/2007

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 13 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         1/01/2007-1/31/2007

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 14 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         1/01/2007-1/31/2007

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 15 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         1/01/2007-1/31/2007

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                None
Last Check issued this Period                 None
Total # of checks issued this Period          None


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 16 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         1/01/2007-1/31/2007

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave.  NY, NY 10017-3140
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                     Exhibit 5

                            The New Power Company
                                 Check Detail
                                 January 2007


  Num         Date                          Name                  Paid Amount
--------   ------------   ------------------------------------   ---------------

200122      01/11/2007    United States Treasury                       4,017.12
200989      01/02/2007    Poorman-Douglas Corporation                    400.90
200990      01/02/2007    King and Spalding                           24,338.40
200991      01/02/2007    AT&T                                           524.80
200992      01/02/2007    Mellon Investors Services, LLC               1,336.86
200993      01/02/2007    Sidley Austin Brown & Wood                   2,652.86
200994      01/02/2007    Arkadin, Inc.                                   32.68
200995      01/02/2007    Shearman & Sterling, llp                     1,308.09
200996      01/02/2007    Glass Ratner Advisory Group                 31,207.50
200997      01/12/2007    M. Patricia Foster                           3,381.81
200998      01/24/2007    Archivesone                                  1,407.78
200999      01/24/2007    Poorman-Douglas Corporation                    458.68
201000      01/24/2007    King and Spalding                              724.00
201001      01/24/2007    Pink Sheets LLC                                288.00
201002      01/24/2007    PACER Service Center                            40.00
201003      01/24/2007    Parker, Hudson, Rainer & Dobbs              44,891.50
201004      01/24/2007    AT&T                                           128.05
201005      01/24/2007    Kaster Moving Co. Inc.                          82.50
201006      01/30/2007    CT Commissioner of Revenue Services          1,512.48
201007      01/31/2007    M. Patricia Foster                           3,381.82

                                                                  Attachment 6

Monthly Tax Report
For Period from December 31,2006 - January 31,2007
Amounts in $000's

Taxes Paid During the Month
---------------------------


Employment Taxes                                                   4.0




Taxes Owed and Due
------------------

Payroll Tax Liability                                              5.1

                                                                 Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from December 31,2006 - January 31,2007
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                         Full Time  Part Time
# of Employees at beginning of period                                       1
# hired during the period                                        -          -
# terminated/resigned during period                              -          -
                                                        ------------------------
# employees on payroll - end of period                           0          1
                                                        ========================

# of employees on temporary consulting assignments                           0

Confirmation of Insurance
-------------------------

See supplemental attachment.*



* Omitted

                                                                 Attachment 7B
                                                                (Supplemental)

                   Payments made to insiders 1/01/07 1/31/07

Payments are in gross amts

                      Title                  Amount       Date        Type
FOSTER, MARY          President & CEO        $ 5,208.33   1/14/2007 Salary for pay period 1/01 -1/15
                                             $ 5,208.33   1/30/2007 Salary for pay period 1/16 -1/31

                                            -------------

                                            $ 10,416.67
                                            =============

                                                                  Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from December 31,2006 - January 31,2007